Exhibit 10.12

Private & Confidential	Execution Version

Dated June 15, 2015

DORIAN LPG FINANCE LLC

as Borrower

THE ENTITIES

listed in Schedule 1, Part B

as Upstream Guarantors

DORIAN LPG LTD.

as Facility Guarantor

ABN AMRO CAPITAL USA LLC

CITIBANK N.A., LONDON BRANCH

and

THE OTHER BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part D

as Bookrunners

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part E

as Mandated Lead Arrangers

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part F

as Commercial Lenders

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part G

as KEXIM Lenders

THE EXPORT-IMPORT BANK OF KOREA

as KEXIM

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part I

as K-sure Lenders

THE BANKS AND FINANCIAL INSTITUTIONS

Listed in Schedule 1, Part J

as Swap Banks

ABN AMRO CAPITAL USA LLC

as Global Coordinator, Administrative Agent and Security Agent

CITIBANK N.A., LONDON BRANCH

or any of its holding companies, subsidiaries or affiliates

as ECA coordinator

CITIBANK N.A., LONDON BRANCH

as ECA Agent

AMENDMENT NO. 1 TO FACILITY AGREEMENT

for a Loan of up to $758,105,296

NORTON ROSE FULBRIGHT

AMENDMENT NO. 1 TO FACILITY AGREEMENT (this Amendment), dated as of June 15, 2015 and effective as of the Effective Date, relating to the Facility Agreement dated March 23, 2015 (the Original Facility Agreement and as further amended hereby, the Facility Agreement), made among (1) Dorian LPG Finance LLC, as borrower (the Borrower), (2) the entities listed in Schedule 1, Part B therein, as upstream guarantors, (3) Dorian LPG Ltd., as facility guarantor (the Facility Guarantor), (4) ABN AMRO Capital USA LLC (the Security Agent), Citibank N.A., London Branch (Citi) and the other banks and financial institutions listed in Schedule 1, Part D therein, as bookrunners, (5) the banks and financial institutions listed in Schedule 1, Part E therein, as mandated lead arrangers, (6) the banks and financial institutions listed in Schedule 1, Part F therein, as commercial lenders (the Commercial Lenders), (7) the banks and financial institutions listed in Schedule 1, Part G therein, as KEXIM lenders (the KEXIM Lenders), (8) the Export-Import Bank of Korea, as KEXIM (KEXIM), (9) the banks and financial institutions listed in Schedule 1, Part I therein, as K-sure lenders (the K-sure Lenders, and together with the Commercial Lenders, KEXIM and the KEXIM Lenders, the Lenders and each a Lender), (10) the banks and financial institutions listed in Schedule 1, Part J therein, as swap banks, (11) the Security Agent as global coordinator, administrative agent, and security agent, (12) Citi, as ECA coordinator, and (13) Citi, as ECA Agent (as may be amended, supplemented, varied, extended or replaced from time-to-time), pursuant to which the Lenders agreed to make available to the Borrower, upon the terms and conditions therein described, a loan facility in the original amount of up to Seven Hundred Fifty Eight Million One Hundred Five Thousand Two Hundred Ninety Six United States Dollars (USD$758,105,296).

WITNESSETH:

WHEREAS, pursuant to Clause 19.2 (Financial condition) of the Original Facility Agreement, the Facility Guarantor is required to maintain Consolidated Liquidity at least equal to the Liquidity Reserve Required Balance, with such amounts to be held in an Earnings Account pursuant to Clause 25.1 (Earnings Accounts);

WHEREAS, it is the intention of all parties that only that portion of the Liquidity Reserve Required Balance which relates to the Ships delivered under the Facility Agreement shall be required to be held in an Earnings Account and the balance of the funds relating to any other delivered vessel in the Facility Guarantor's fleet may be held in other accounts;

NOW, THEREFORE, subject to, and upon the terms and conditions herein set forth, and in consideration of the mutual agreements, provisions, covenants and conditions contained herein, the parties to the Original Facility Agreement hereby agree to amend certain provisions of the Facility Agreement to reflect the parties' understanding of the aforementioned matters as follows:

1.     DEFINITIONS

1.1     Wherever used in this Amendment, unless the context requires otherwise: (i) terms defined in the recitals hereto shall have the meanings assigned to them in such recitals and (ii) clause 1 (Definitions and Interpretation) of the Original Facility Agreement shall apply herein, mutatis mutandis, as if set out in this Amendment in full.

1.2     The Finance Parties and the Obligors designate this Amendment as a Finance Document.

2.     AMENDATORY PROVISIONS

2.1     From and after the Effective Date (as defined in clause 3.1), all references in the Original Facility Agreement to "this Agreement" (or words or phrases of a similar meaning) shall be deemed to be references to the Original Facility Agreement as amended by this Amendment unless the context otherwise specifically requires.

2.2     In clause 1.1 (Definitions) of the Original Facility Agreement, the following definition shall be inserted:

Minimum Earnings Account Balance means an amount at least equal to the aggregate of (i) $25,000,000 and (ii) $1,100,000 for each delivered Ship.

2.3     In clause 1.1 (Definitions) of the Original Facility Agreement, the last sentence of the definition of "Security Value" shall be deleted and replaced by the following:

For the avoidance of doubt, neither the Liquidity Reserve Required Balance nor the Minimum Earnings Account Balance shall be taken into account when calculating Security Value.

2.4     Clause 19.2(a) of the Original Facility Agreement shall be deleted and replaced in its entirety by the following:

Minimum Liquidity: At all times it maintains Consolidated Liquidity at least equal to the Liquidity Reserve Required Balance, of which the Minimum Earnings Account Balance shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Account).

2.5     Clause 25.1(c) (Earnings Account) of the Original Facility Agreement shall be amended to replace "Liquidity Reserve Required Balance" with "Minimum Earnings Account Balance".

2.6     Clause 25.1(d) (Earnings Account) of the Original Facility Agreement shall be amended to replace "Liquidity Reserve Required Balance" with "Minimum Earnings Account Balance".

2.7     Clause 25.1(e)(iii) (Earnings Account) of the Original Facility Agreement shall be amended to replace "Liquidity Reserve Required Balance" with "Minimum Earnings Account Balance".

2.8     The following sub-clause (iv) shall be added in Clause 25.1(e):

(iv) The Facility Guarantor maintains at all times Consolidated Liquidity in aggregate at least equal to the Liquidity Reserve Required Balance.".

2.9     The word "and" at the end of Clause 25.1(e)(ii) shall be deleted and shall be added at the end of Clause 25.1(e)(iii).

2.10   The period at the end of Clause 25.1(e)(iii) shall be replaced with a semi-colon.

2.11   In Schedule 3 (Conditions Precedent), Part 2 (Conditions precedent to each Utilization Date) Item 7 (Establishment of Accounts) of the Original Facility Agreement shall be amended to replace both references to "Liquidity Reserve Required Balance" with "Minimum Earnings Account Balance". In addition, the following sentence shall be added to the end thereof:

In addition, the aggregate amount standing to the credit of the Facility Guarantor's accounts (including the Earnings Account) on a consolidated basis is at least equal to the Liquidity Reserve Required Balance.

2.12   In Schedule 9 (Compliance Certificate), Item 2(a) shall be deleted in its entirety and replaced by the following:

pursuant to the requirements more particularly described in Clause 19.2(a) (Minimum Liquidity): (i) the Consolidated Liquidity is equal to $[•], which is at least equal to the Liquidity Reserve Required Balance, (ii) the Liquidity Reserve Required Balance is $[•] and (iii) the Minimum Earnings Account Balance is $[•] and is being maintained in an Earnings Account.

3.     CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

3.1     This Amendment shall not be effective unless and until the date the Administrative Agent, or its duly authorized representative, shall have received the fully executed Amendment and the other evidence set forth in this clause 3, in form and substance satisfactory to the Agent and at such time, this Amendment shall be deemed effective as of March 23, 2015 (the "Effective Date").

3.2     No Default: No Default shall have occurred and be continuing under the Facility Documents or will occur by virtue of entering into this Amendment or the transactions contemplated hereby.

3.3     No Material Adverse Change: In the determination of the Required Lenders, no Material Adverse Change shall have occurred.

4.     NO FURTHER CHANGES

4.1     Except as provided herein, all the remaining provisions of the Original Facility Agreement shall remain unchanged, valid and binding on all the parties thereto.

5.     REPRESENTATIONS AND WARRANTIES

5.1     The representations and warranties made in Clause 17 (Representations) of the Original Facility Agreement shall be deemed repeated as of the date hereof.

6.     EXISTING SECURITY

Each Obligor confirms that the Security Documents to which it is a party:

6.1     shall continue to secure all liabilities which are expressed to be secured by them; and

6.2     shall continue in full force and effect in all respects.

7.     FURTHER ASSURANCE

7.1     Each Obligor shall, at the request of the Administrative Agent and at its own expense, do all such acts and things necessary or advisable to give effect to the amendments made or to be made pursuant to this Amendment.

8.     GOVERNING LAW

8.1     The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement.

9.     SUBMISSION TO JURISDICTION; WAIVERS

9.1     Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York,

Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Amendment, each of the Obligors executing this Amendment hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Amendment shall limit the right of the Finance Parties to commence any proceeding in the federal or state courts of any other jurisdiction to the extent a Finance Party determines that such action is necessary or appropriate to exercise its rights or remedies under this Amendment. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DORIAN LPG FINANCE LLC

As Borrower

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

COMET LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CORVETTE LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN SHANGHAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 1 to Facility Agreement

DORIAN HOUSTON LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN SAO PAULO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CONCORDE LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CONSTELLATION LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN ULSAN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 1 to Facility Agreement

DORIAN AMSTERDAM LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN MONACO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN BARCELONA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN TOKYO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN DUBAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 1 to Facility Agreement

DORIAN GENEVA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN CAPE TOWN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

COMMANDER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN EXPLORER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN EXPORTER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 1 to Facility Agreement

DORIAN LPG LTD.

As Facility Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	Chief Financial Officer

ABN AMRO CAPITAL USA LLC

As Bookrunner, Mandated Lead Arranger, Global Coordinator, Administrative Agent, Security Agent and Original Lender

By:	/s/ Francis Birkeland	By:	/s/ Urvashi Zutshi
Name:	Francis Birkeland	Name:	Urvashi Zutshi
Title:	Managing Director	Title:	Managing Director

ABN AMRO BANK N.V.

As Swap Bank

By:	/s/ K.H.Tieleman	By:	/s/ A.C.A.J. Biesbroeck
Name:	K.H.Tieleman	Name:	A.C.A.J. Biesbroeck
Title:		Title:

CITIBANK N.A., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger, ECA Coordinator, ECA Agent and Original Lender

By:	/s/ Kara Catt	By:
Name:	Kara Catt	Name:
Title:	Vice President	Title:

Signature Page to Amendment No. 1 to Facility Agreement

CITIGROUP GLOBAL MARKETS INC.

As Swap Bank

By:	/s/ Michael A.J. Parker	By:
Name:	Michael A.J. Parker	Name:
Title:	Managing Director	Title:

THE EXPORT-IMPORT BANK OF KOREA

As Mandated Lead Arranger, Swap Bank and Original Lender

By:	/s/ Seo Hye Lim	By:
Name:	Seo Hye Lim	Name:
Title:	Senior Loan Officer	Title:

ING CAPITAL MARKETS LLC

As Swap Bank

By:	/s/ Gary E. Kalbaugh	By:
Name:	Gary E. Kalbaugh	Name:
Title:	Director	Title:

ING BANK N.V., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger and Original Lender

By:	/s/ David Grant	By:	/s/ Olga Terentieva
Name:	David Grant	Name:	Olga Terentieva
Title:	MD	Title:	VP

Signature Page to Amendment No. 1 to Facility Agreement

DVB BANK SE

As Bookrunner, Mandated Lead Arranger, Swap Bank and Original Lender

By:	/s/ Ole Chr. Sande	By:	/s/ Jegg Vander Koffs
Name:	Ole Chr. Sande	Name:	Jegg Vander Koffs
Title:	AVP	Title:	VP

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH

As Swap Bank and Original Lender

By:	/s/ James Miller	By:
Name:	James Miller	Name:
Title:	Head of Americas Origination Structured Asset Finance	Title:

DEUTSCHE BANK AG, HONG KONG BRANCH

As Mandated Lead Arranger and Original Lender

By:	/s/ Edward Hui	By:	/s/ Ken-KS Cheng
Name:	Edward Hui	Name:	Ken-KS Cheng
Title:	Vice President Structured Trade & Export Finance Hong Kong	Title:	Associate Structured Trade & Export Finance Hong Kong

DZ BANK AG

DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN

As Original Lender

By:	/s/ Manfred Fischer	By:	/s/ Steffen Philipp
Name:	Manfred Fischer	Name:	Steffen Philipp
Title:	Managing Director	Title:	Associate Director

Signature Page to Amendment No. 1 to Facility Agreement

SANTANDER BANK, N.A.

As Original Lender

By:	/s/ Jean-Baptiste Piette	By:
Name:	Jean-Baptiste Piette	Name:
Title:	Executive Director	Title:

BANCO SANTANDER, S.A.

As Mandated Lead Arranger

By:	/s/ Remedios Cantalapiedra	By:	/s/ Francisco Verdugo Munoz
Name:	Remedios Cantalapiedra	Name:	Francisco Verdugo Munoz
Title:	Associate	Title:	Managing Director

Signature Page to Amendment No. 1 to Facility Agreement